UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22409

Tortoise MLP Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2014

Item 1. Report to Stockholders.

NTG LISTED NYSE

# Tortoise MLP Fund, Inc.

Yield

Growth

Quality

## 2014 Annual Report

November 30, 2014

*...Steady Wins®*

Company at a Glance

Tortoise MLP Fund, Inc. (NYSE: NTG) offers a closed-end fund strategy of investing in energy infrastructure MLPs and their affiliates, with an emphasis on natural gas infrastructure MLPs.

Investment Focus

NTG seeks to provide stockholders with a high level of total return with an emphasis on current distributions. The fund focuses primarily on “midstream” energy infrastructure MLPs that engage in the business of transporting, gathering and processing and storing natural gas and natural gas liquids (NGLs).

Under normal circumstances, we invest at least 80 percent of NTG’s total assets in MLP equity securities with at least 70 percent of total assets in natural gas infrastructure MLP equity securities. Of the total assets in the fund, we may invest as much as 50 percent in restricted securities, primarily through direct investments in securities of listed companies. We do not invest in privately held companies and limit our investment in any one security to 10 percent.

About Energy Infrastructure Master Limited Partnerships

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the NYSE Alternext US and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 100 MLPs in the market in industries related to energy and natural resources.

We primarily invest in MLPs and their affiliates in the energy infrastructure sector, with an emphasis on natural gas infrastructure MLPs. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Natural gas infrastructure MLPs are companies in which over 50 percent of their revenue, cash flow or assets are related to the operation of natural gas or NGL infrastructure assets. Our investments are primarily in midstream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector, along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.

An NTG Investment Versus a Direct Investment in MLPs

We provide our stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. We are structured as a C Corporation — accruing federal and state income taxes based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features include:

■	The opportunity for tax deferred distributions and distribution growth;
■	Simplified tax reporting (investors receive a single 1099) compared to directly owning MLP units;
■	Appropriate for retirement and other tax exempt accounts;
■	Potential diversification of overall investment portfolio; and
■	Professional securities selection and active management by an experienced adviser.

December 31, 2014

Dear Fellow Stockholders,

The broad energy sector, including midstream natural gas MLPs, had a strong first three quarters of the fiscal year ending Nov. 30, 2014, benefiting from robust volumes of oil and natural gas being produced out of North American shales. However, energy stocks retreated significantly in the fourth quarter as investors reacted to the drop in crude oil prices. As can be the case in the short term, the market did not necessarily decipher quality, and energy-related stocks across the value chain were affected. As such, midstream MLPs also pulled back, but to a lesser extent, as they typically are not directly affected by commodity price volatility and tend to have more steady, fee-based revenues.

Factors pressuring oil prices included increasing global supply, particularly out of Libya, where production had been offline due to political strife, slowing global demand growth and a strengthening U.S. dollar. In addition, during the last week of the fund’s fiscal year, oil prices fell sharply following the Organization of the Petroleum Exporting Countries’ (OPEC) Nov. 27 announcement that it would not cut current crude oil production levels. While this did not have much effect on the fund’s 2014 fiscal year, it did impact its entry into fiscal 2015.

Despite the challenges in the energy sector, which emerged as the worst-performing sector for the fiscal year, broader equity market performance was solid during the same period, with the S&P 500 Index® reaching record highs. The U.S. economy expanded during the year, with a steady stream of upbeat economic data reflecting continued healthy domestic growth, although the global economy continued to struggle, with weakness particularly in Europe and Asia.

Master Limited Partnership Sector Review and Outlook

MLPs slightly underperformed the broader market for the fiscal year ending Nov. 30, 2014, with the Tortoise MLP Index® posting a 16.5 percent total return, as compared to the 16.9 percent return of the S&P 500 Index® for the same period. It also reflects a difficult fourth quarter, during which the Tortoise MLP Index® returned -8.3 percent. Midstream MLPs dramatically outperformed upstream MLPs during the year, as reflected by the Tortoise Midstream MLP Index’s 22.0 percent return during the period compared to the Tortoise Upstream MLP Index’s -18.1 percent return. This midstream relative outperformance was driven largely by the fundamental attributes of midstream MLPs; they own and operate essential, scarce and long-lived assets that fuel our economy and tend to offer recurring, fee-based revenues.

Natural gas production has been strong, despite lower prices as well, with volumes in 2014 reaching an estimated average 70.0 billion cubic feet per day (Bcf/d) for the lower 48 states, with 2015 production projected to grow an average 3.1 percent,1 with the Marcellus being the predominant U.S. natural gas basin in this low-price environment. Total U.S. crude oil production has also remained robust, averaging an estimated 8.6 million barrels per day (MMbbl/d) in 2014, with production in 2015 projected to average 9.3 MMbbl/d.1 MLP and pipeline companies have remained responsive to infrastructure needs, with new projects coming online. We project capital investment in MLP, pipeline and related organic growth projects from 2014 through 2016 of approximately $135 billion. Based off committed projects underway, we have high visibility to cash flow growth in 2015 and 2016. These capital expenditures are largely already supported by shipper commitments, including crude oil projects to debottleneck along the Gulf Coast refining complex and to add capacity out of the Permian basin. Additionally, there are natural gas projects to relieve takeaway constraints in the Northeast. We believe new projects will continue at a fairly constant pace for natural gas-related projects, but at a slower clip for crude oil-related projects if prices remain low.

Capital markets remained supportive of sector growth during the fiscal year, with MLPs raising approximately $40.9 billion in equity and $36.0 billion in debt offerings. There were 17 new MLP initial public offerings during the year, totaling approximately $5.7 billion, with five of those occurring in the final fiscal quarter. This activity occurred in each sector of the energy value chain.

Merger and acquisition (M&A) activity was a key driver during the fiscal year, with approximately $85 billion in MLP transactions. In addition, Kinder Morgan Inc.’s (KMI) $70 billion acquisition of three affiliates: Kinder Morgan Energy Partners, L.P. (KMP), Kinder Morgan Management, LLC (KMR) and El Paso Pipeline Partners, L.P. (EPB), consolidated four publicly traded pipeline companies into one entity. All in, the total for all MLP and pipeline transactions was approximately $170 billion for the fiscal year.

Fund Performance Review

The fund’s total assets increased from approximately $2.0 billion on Nov. 30, 2013 to approximately $2.3 billion at Nov. 30, 2014, primarily from net realized and unrealized gains on investments and $135 million in new leverage proceeds. The fund’s fiscal 2014 market-based and NAV-based total returns were 9.1 percent and 13.1 percent respectively (including the reinvestment of distributions). As noted earlier, this performance reflects a difficult fourth quarter for the energy sector, when the fund’s market-based and NAV-based returns were -4.3 percent and -7.4 percent, respectively.

We are disappointed with the fund’s stock price performance this year and the resulting discount. All in, the fund’s stock price relative to its NAV reflected a widening of the discount, ending the fiscal year at a 6.2 percent discount to NAV. We are undertaking some efforts that we believe may help improve investor sentiment and could perhaps start closing that gap. We continue to believe in the closed-end fund structure and believe NTG is fundamentally well-positioned for the long term, which is particularly relevant in today’s environment. We plan to increase education, communication and outreach emphasizing the benefits of the closed-end fund structure and the long-term attractive risk-reward potential of the fund’s strategy to both existing and potential stockholders. We will continue to work internally and with the fund board to explore other areas that may benefit market performance while maintaining our long-term, prudent approach to managing the fund.

(Unaudited)

2014 Annual Report       1

As a means to help support the fund, we are providing distribution guidance where we are able, to help stockholders better understand our current thinking. As such, we currently expect NTG’s total distributions to be at least $1.685 for fiscal year 2015. The fund paid its fourth fiscal quarter distribution of $0.42125 per common share ($1.685 annualized) to stockholders on Nov. 28, 2014, which is in line with last quarter’s distribution and a 0.3 percent increase year over year. The distribution represented an annualized distribution rate of 6.0 percent based on the fund’s fiscal year closing price of $27.97. The distribution payout coverage (distributable cash flow divided by distributions) for the fiscal year was 97.6 percent. For tax purposes, distributions to stockholders for 2014 were 8 percent return of capital and 92 percent qualified dividend income. The fund ended the fiscal year with leverage at 22.2 percent of total assets, a slight increase from last year.

Key Asset Performance Drivers

A number of factors influenced the fund’s absolute and relative asset performance during the fiscal year and the fourth fiscal quarter.

●	The fund’s focus on natural gas pipeline MLPs contributed positively to fiscal year absolute asset performance as build-out of pipeline takeaway capacity continues, particularly out of the prolific, gas-rich Marcellus. However, the fund’s underweight exposure to Kinder Morgan affiliates that continued to perform well following the acquisition detracted on a relative basis, as well as certain holdings with natural gas liquids (NGL) price exposure, which declined along with crude oil prices.

●	As a result of its midstream focus, the fund also benefited on a relative basis from its lack of exposure to upstream MLPs that struggled in the wake of falling crude oil prices.
●	Crude oil pipeline MLPs that benefited from robust production helped in both absolute and relative terms for the fiscal year. These firms retracted as oil prices moved lower, in anticipation of decreased growth in volumes. This restrained performance in the later months of the year. However, the fund’s focus on strategic assets in premier basins drove better relative performance in this group.

●	Refined product pipeline MLPs added positively to both absolute and relative performance during the fiscal year, as they benefited from strong fundamentals and expected drop down acquisitions, though they pulled back in the fourth quarter with the broader energy market.

●	Gathering and processing pipeline MLPs helped absolute results for the fiscal year, as their performance benefited from increased transport of NGLs. However, they detracted during the fourth quarter as gathering and processing MLPs did not keep pace with the broader MLP index.

Additional information about the fund’s financial performance, distributions and leverage is available in the Key Financial Data and Management’s Discussion sections of this report.

Concluding Thoughts

We remain confident in the long-term fundamentals of the fund’s underlying investments. NTG’s focus on quality midstream natural gas MLPs for the attractive attributes we addressed earlier has been firmly in place since its inception. We believe a portfolio providing exposure to essential midstream natural gas assets that are diversified through both location and the products they transport will help investors through this volatility. We also continue to believe that the fund’s investment focus on quality, sustainable distributions and growth, while not bulletproof, positions the fund to deliver attractive long-term total return potential, anchored in current income. In particular, we remain steadfast in our belief in the long-term investment opportunity NTG offers, despite the current challenges in the energy market.

Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise MLP Fund, Inc.

The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships (MLPs). The Tortoise Midstream MLP Index, a sub-index of the Tortoise MLP Index® is comprised of all constituents included in the following sub sectors: Crude Oil Pipelines, Gathering & Processing, Natural Gas Pipelines and Refined Products Pipelines. The Tortoise Upstream MLP Index is comprised of all constituents included in the Tortoise MLP Index’s Coal and Oil & Gas Productions sub sector indices. The S&P 500 Index® is an unmanaged market-value-weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance.

Performance data quoted represents past performance: past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1 Energy Information Administration, Dec. 2014

(Unaudited)

2       Tortoise MLP Fund, Inc.

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	Year Ended November 30,		2013	2014
	2013	2014	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Total Income from Investments
Distributions from master limited partnerships	$104,394	$108,422	$27,397	$25,350	$27,013	$27,704	$28,355
Dividends paid in stock	5,617	3,832	1,270	1,302	967	992	571
Other income	359	—	359	—	—	—	—
Total from investments	110,370	112,254	29,026	26,652	27,980	28,696	28,926
Operating Expenses Before Leverage Costs
and Current Taxes
Advisory fees, net of fees waived	14,656	18,507	3,807	3,978	4,516	5,018	4,995
Other operating expenses	1,287	1,384	315	348	348	345	343
	15,943	19,891	4,122	4,326	4,864	5,363	5,338
Distributable cash flow before leverage costs and current taxes	94,427	92,363	24,904	22,326	23,116	23,333	23,588
Leverage costs(2)	13,333	15,043	3,322	3,356	3,680	3,977	4,030
Current income tax expense(3)	—	—	—	—	—	—	—
Distributable Cash Flow(4)	$81,094	$77,320	$21,582	$18,970	$19,436	$19,356	$19,558
As a percent of average total assets(5)
Total from investments	5.96%	5.11%	6.02%	5.48%	5.25%	4.84%	4.89%
Operating expenses before leverage costs and current taxes	0.86%	0.90%	0.86%	0.89%	0.91%	0.90%	0.90%
Distributable cash flow before leverage costs and current taxes	5.10%	4.21%	5.16%	4.59%	4.34%	3.94%	3.99%
As a percent of average net assets(5)
Total from investments	8.66%	7.99%	8.91%	8.30%	8.10%	7.69%	7.92%
Operating expenses before leverage costs and current taxes	1.25%	1.42%	1.27%	1.35%	1.41%	1.44%	1.46%
Leverage costs and current taxes	1.05%	1.07%	1.02%	1.05%	1.07%	1.07%	1.10%
Distributable cash flow	6.36%	5.50%	6.62%	5.90%	5.62%	5.18%	5.36%

Selected Financial Information
Distributions paid on common stock	$78,346	$79,195	$19,740	$19,799	$19,799	$19,799	$19,798
Distributions paid on common stock per share	1.67250	1.68500	0.42000	0.42125	0.42125	0.42125	0.42125
Distribution coverage percentage for period(6)	103.5%	97.6%	109.3%	95.8%	98.2%	97.8%	98.8%
Net realized gain (loss), net of income taxes, for the period	37,812	72,739	8,154	(3,159)	7,781	20,965	47,152
Total assets, end of period	1,956,493	2,282,922	1,956,493	1,988,207	2,254,379	2,463,737	2,282,922
Average total assets during period(7)	1,852,919	2,198,672	1,933,455	1,973,730	2,113,784	2,353,725	2,374,755
Leverage(8)	372,200	506,900	372,200	381,000	491,000	491,700	506,900
Leverage as a percent of total assets	19.0%	22.2%	19.0%	19.2%	21.8%	20.0%	22.2%
Net unrealized appreciation, end of period	416,628	534,591	416,628	436,486	564,007	692,312	534,591
Net assets, end of period	1,315,866	1,401,926	1,315,866	1,308,440	1,415,146	1,538,456	1,401,926
Average net assets during period(9)	1,274,638	1,404,751	1,306,726	1,302,016	1,370,204	1,479,602	1,465,610
Net asset value per common share	28.00	29.83	28.00	27.84	30.11	32.73	29.83
Market value per common share	27.22	27.97	27.22	27.63	28.43	29.69	27.97
Shares outstanding (000’s)	47,000	47,000	47,000	47,000	47,000	47,000	47,000

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment loss, before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the value of paid-in-kind distributions and amortization of debt issuance costs; and decreased by current taxes paid on net investment income.
(5)	Annualized for periods less than one full year.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(9)	Computed by averaging daily net assets within each period.

2014 Annual Report       3

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise MLP Fund, Inc.’s (“NTG”) primary investment objective is to provide a high level of total return with an emphasis on current distributions paid to stockholders. We seek to provide our stockholders with an efficient vehicle to invest in a portfolio consisting primarily of energy infrastructure master limited partnerships (“MLPs”) and their affiliates, with an emphasis on natural gas infrastructure. Energy infrastructure MLPs own and operate a network of pipeline and energy-related logistical assets that transport, store, gather and process natural gas, natural gas liquids (“NGLs”), crude oil, refined petroleum products, and other resources or distribute, market, explore, develop or produce such commodities. Natural gas infrastructure MLPs are defined as companies engaged in such activities with over 50 percent of their revenue, cash flow or assets related to natural gas or NGL infrastructure assets.

While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not generate unrelated business taxable income (“UBTI”) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ. Tortoise Capital Advisors, L.L.C. serves as our investment adviser.

Company Update

Total assets decreased approximately $181 million during 4th quarter 2014, primarily as a result of lower market values of our MLP investments. Distribution increases from our MLP investments were in-line with our expectations and asset-based expenses decreased slightly from the previous quarter. Leverage costs increased during the quarter due to additional leverage issued during the 4th quarter, while other operating expenses decreased slightly. Total leverage as a percent of total assets increased from 3rd quarter 2014 and we maintained our quarterly distribution of $0.42125 per share. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors has adopted a policy of declaring what it believes to be sustainable distributions. In determining distributions, our Board of Directors considers a number of current and anticipated factors, including, among others, distributable cash flow (“DCF”), realized and unrealized gains, leverage amounts and rates, current and deferred taxes payable, and potential volatility in returns from our investments and the overall market. While the Board considers many factors in determining distributions to stockholders, particular emphasis is given to DCF and distribution coverage. Distribution coverage is DCF divided by distributions paid to stockholders and is discussed in more detail below. Over the long-term, we expect to distribute substantially all of our DCF to holders of common stock. Our Board of Directors reviews the distribution rate quarterly and may adjust the quarterly distribution throughout the year.

Determining DCF

DCF is distributions received from investments, less expenses. The total distributions received from our investments include the amount we receive as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on our net investment income in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF

4       Tortoise MLP Fund, Inc.

Management’s Discussion (Unaudited) (Continued)

calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income. A reconciliation of Net Investment Loss, before Income Taxes to DCF is included below in Distributable Cash Flow.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams. Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates an investment directly in energy infrastructure MLPs. In addition, many crude/refined products and natural gas liquids pipeline companies are regulated and currently benefit from a tariff inflation escalation index of PPI + 2.65 percent. Over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive real returns.

Total distributions received from our investments for the 4th quarter 2014 were approximately $28.9 million, representing a decrease of 0.3 percent as compared to 4th quarter 2013 and an increase of 0.8 percent as compared to 3rd quarter 2014. On an annualized basis, total distributions for the quarter equate to 4.89 percent of our average total assets for the quarter. These changes reflect increases in per share distribution rates on our MLP investments and the impact of various portfolio trading activity.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee, and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 0.90 percent of average total assets for the 4th quarter 2014, unchanged as compared to the 3rd quarter 2014 and an increase of 0.04 percent as compared to 4th quarter 2013. Advisory fees, net of fees waived, for the 4th quarter 2014 decreased 0.5 percent from 3rd quarter 2014. While the contractual advisory fee is 0.95 percent of average monthly managed assets, the Adviser waived an amount equal to 0.15 percent of average monthly managed assets during calendar year 2013 and has agreed to waive an amount equal to 0.10 percent of average monthly managed assets during calendar year 2014 and an amount equal to 0.05 percent of average monthly managed assets during calendar year 2015.

Leverage costs consist of two major components: (1) the direct interest expense on our senior notes and short-term credit facility, and (2) distributions to preferred stockholders. Other leverage expenses include rating agency fees and commitment fees. Total leverage costs for DCF purposes were approximately $4.0 million for the 4th quarter 2014, an increase of 1.3 percent as compared to the 3rd quarter 2014 due to increased leverage utilization during the 4th quarter.

The weighted average annual rate of our leverage at November 30, 2014 was 3.14 percent including balances on our bank credit facility which accrue interest at a variable rate equal to one-month LIBOR plus 1.125 percent. Our weighted average rate may vary in future periods as a result of changes in LIBOR, the utilization of our credit facility, and as our leverage matures or is redeemed. Additional information on our leverage is included in the Liquidity and Capital Resources discussion below.

Distributable Cash Flow

For 4th quarter 2014, our DCF was approximately $19.6 million, a decrease of 9.4 percent as compared to 4th quarter 2013 and an increase of 1.0 percent as compared to 3rd quarter 2014. The changes are the net result of changes in distributions and expenses as outlined above. We paid a distribution of $19.8 million, or $0.42125 per share, during the quarter. This represents an increase of $0.00125 per share as compared to 4th quarter 2013 and is unchanged from 3rd quarter 2014.

Our distribution coverage ratio was 98.8 percent for 4th quarter 2014, a decrease in the coverage ratio of 10.5 percent as compared to 4th quarter 2013 and an increase of 1.0 percent as compared to 3rd quarter 2014. Our goal is to pay what we believe to be sustainable distributions with any increases safely covered by earned DCF. A distribution coverage ratio of greater than 100 percent provides flexibility for on-going management of the portfolio, changes in leverage costs, the impact of taxes from realized gains and other expenses. An on-going distribution coverage ratio of less than 100 percent will, over time, erode the earning power of a portfolio and may lead to lower distributions.

Net investment loss before income taxes on the Statement of Operations is adjusted as follows to reconcile to DCF for fiscal year 2014 and 4th quarter 2014 (in thousands):

	FY 2014	4th Qtr 2014
Net Investment Loss, before Income Taxes	$(38,037)	$(9,219)
Adjustments to reconcile to DCF:
Dividends paid in stock	3,832	571
Distributions characterized as return of capital	111,155	28,111
Amortization of debt issuance costs	370	95
DCF	$77,320	$19,558

2014 Annual Report       5

Management’s Discussion (Unaudited) (Continued)

Liquidity and Capital Resources

We had total assets of $2.28 billion at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and dividends receivable and any expenses that may have been prepaid. During 4th quarter 2014, total assets decreased by approximately $181 million. This change was primarily the result of a decrease in the value of our investments as reflected by the change in net realized and unrealized gains on investments (excluding return of capital on distributions) of approximately $203 million, offset by net purchases of approximately $13 million funded through additional leverage proceeds and an increase in receivables of approximately $9 million.

Total leverage outstanding at November 30, 2014 was $506.9 million, an increase of $15.2 million as compared to August 31, 2014. We issued $35 million of floating rate senior notes during the quarter, the proceeds of which were used to make additional portfolio investments and to reduce the outstanding balance on our bank credit facility. Outstanding leverage is comprised of $348.0 million in senior notes, $90.0 million in preferred shares and $68.9 million outstanding under the credit facility, with approximately 66 percent of leverage with fixed rates and a weighted average maturity of 3.5 years. Total leverage represented 22.2 percent of total assets at November 30, 2014, as compared to 20.0 percent as of August 31, 2014 and 19.0 percent as of November 30, 2013. Our leverage as a percent of total assets remains below our long-term target level of 25 percent, allowing the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 30 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in investment values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

Our longer-term leverage (excluding our bank credit facility) of $438 million is comprised of 79 percent private placement debt and 21 percent private placement preferred equity with a weighted average rate of 3.42 percent and remaining weighted average laddered maturity of approximately 4.0 years.

We use leverage to acquire MLPs consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Notes 8, 9 and 10 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our Distributions and Income Taxes

We invest in partnerships that generally have cash distributions in excess of their income for accounting and tax purposes. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits (“E&P”). E&P is primarily comprised of the taxable income from MLPs with certain specified adjustments as reported on annual K-1s, fund operating expenses and net realized gains. If we have E&P, it is first allocated to the preferred shares and then to the common shares.

In the event we have E&P allocated to our common shares, all or a portion of our distribution will be taxable at the Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The QDI rate is variable based on the taxpayer’s taxable income. The portion of our distribution that is taxable may vary for either of two reasons. First, the characterization of the distributions we receive from MLPs could change annually based upon the K-1 allocations and result in less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate characterization of our distributions is undeterminable until the year is over.

For tax purposes, distributions to common stockholders for the year ended 2014 were approximately 92 percent qualified dividend income and 8 percent return of capital. A holder of our common stock would reduce their cost basis for income tax purposes by the amount designated as return of capital. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. For book purposes, the source of distributions to common stockholders for the year ended 2014 was 100 percent return of capital.

As of November 30, 2014, we had approximately $166 million in net operating losses. To the extent we have taxable income in the future that is not offset by net operating losses, we will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets or borrowings. Details of our taxes are disclosed in Note 5 in our Notes to Financial Statements.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At November 30, 2014, our investments are valued at approximately $2.272 billion, with an adjusted cost of $1.428 billion. The $844 million difference reflects unrealized gain that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities also reflects a net deferred tax liability primarily due to unrealized gains (losses) on investments. At November 30, 2014, the balance sheet reflects a net deferred tax liability of approximately $358.3 million or $7.62 per share. Accordingly, our net asset value per share represents the amount which would be available for distribution to stockholders after payment of taxes.

6       Tortoise MLP Fund, Inc.

Schedule of Investments November 30, 2014

	Shares	Fair Value
Master Limited Partnerships — 160.8%(1)

Natural Gas/Natural Gas Liquids Pipelines — 76.1%(1)
United States — 76.1%(1)
Crestwood Midstream Partners LP	2,396,515	$48,122,021
Dominion Midstream Partners, LP	405,974	12,605,493
Energy Transfer Partners, L.P.	3,428,534	223,437,561
Enterprise Products Partners L.P.	5,082,596	189,784,135
EQT Midstream Partners, L.P.	920,999	77,032,356
ONEOK Partners, L.P.	3,164,922	139,509,762
Regency Energy Partners LP	3,804,700	108,395,903
Spectra Energy Partners, LP	3,724,188	200,994,426
Williams Partners L.P.	1,300,500	67,287,870
		1,067,169,527

Natural Gas Gathering/Processing — 39.4%(1)
United States — 39.4%(1)
Access Midstream Partners, L.P.	1,246,937	78,158,011
Antero Midstream Partners LP	405,332	11,223,643
DCP Midstream Partners, LP	1,742,400	83,478,384
EnLink Midstream Partners, LP	1,841,625	51,362,921
MarkWest Energy Partners, L.P.	1,633,330	116,064,430
Summit Midstream Partners, LP	700,700	31,811,780
Targa Resources Partners LP	1,648,087	90,364,610
Western Gas Partners LP	1,270,166	90,092,874
		552,556,653

Crude/Refined Products Pipelines — 45.3%(1)
United States — 45.3%(1)
Buckeye Partners, L.P.	1,400,367	107,646,211
Enbridge Energy Partners, L.P.	1,917,317	71,899,388
Holly Energy Partners, L.P.	1,203,136	40,485,526
Magellan Midstream Partners, L.P.	999,000	82,807,110
MPLX LP	496,382	32,964,729
NuStar Energy L.P.	525,300	29,416,800
Phillips 66 Partners LP	301,600	18,774,600
Plains All American Pipeline, L.P.	2,060,011	105,987,566
Rose Rock Midstream Partners, L.P.	137,031	7,355,824
Shell Midstream Partners, L.P.	660,042	24,104,734
Sunoco Logistics Partners L.P.	1,256,412	60,483,674
Tesoro Logistics LP	761,754	43,625,652
Valero Energy Partners LP	220,382	9,194,337
		634,746,151
Total Master Limited Partnerships
(Cost $1,414,066,011)		2,254,472,331

Common Stock — 1.2%(1)

Natural Gas/Natural Gas Liquid Pipelines — 1.2%(1)
United States — 1.2%(1)
Kinder Morgan, Inc. (Cost $14,134,086)	420,960	17,406,697

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.05%(2) (Cost $132,497)	132,497	132,497
Total Investments — 162.0%(1)
(Cost $1,428,332,594)		2,272,011,525
Other Assets and Liabilities — (30.8%)(1)		(432,085,248)
Senior Notes — (24.8%)(1)		(348,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (6.4%)(1)		(90,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,401,926,277

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Rate indicated is the current yield as of November 30, 2014.

See accompanying Notes to Financial Statements.

2014 Annual Report       7

Statement of Assets & Liabilities November 30, 2014

Assets
Investments at fair value (cost $1,428,332,594)	$2,272,011,525
Receivable for Adviser fee waiver	389,828
Receivable for investments sold	9,026,656
Prepaid expenses and other assets	1,493,615
Total assets	2,282,921,624
Liabilities
Payable to Adviser	3,703,367
Accrued directors’ fees and expenses	4,801
Payable for investments purchased	8,086,519
Accrued expenses and other liabilities	3,379,426
Current tax liability	581,000
Deferred tax liability	358,340,234
Credit facility borrowings	68,900,000
Senior notes	348,000,000
Mandatory redeemable preferred stock ($25.00 liquidation
value per share; 3,600,000 shares outstanding)	90,000,000
Total liabilities	880,995,347
Net assets applicable to common stockholders	$1,401,926,277
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 47,000,211 shares issued
and outstanding (100,000,000 shares authorized)	$47,000
Additional paid-in capital	797,661,129
Accumulated net investment loss, net of income taxes	(80,977,335)
Undistributed realized gain, net of income taxes	150,604,071
Net unrealized appreciation of investments, net of income taxes	534,591,412
Net assets applicable to common stockholders	$1,401,926,277
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$29.83

Statement of Operations Year Ended November 30, 2014

Investment Income
Distributions from master limited partnerships	$108,421,716
Less return of capital on distributions	(111,155,455)
Net distributions from master limited partnerships	(2,733,739)
Dividends from money market mutual funds	60
Total Investment Loss	(2,733,679)
Operating Expenses
Advisory fees	20,773,436
Administrator fees	484,786
Professional fees	193,499
Directors’ Expense	175,863
Stockholder communication expenses	171,496
Custodian fees and expenses	92,275
Fund accounting fees	90,369
Registration fees	42,300
Franchise fees	20,023
Stock transfer agent fees	12,563
Other operating expenses	100,966
Total Operating Expenses	22,157,576
Leverage Expenses
Interest expense	11,101,362
Distributions to mandatory redeemable preferred stockholders	3,737,002
Amortization of debt issuance costs	369,535
Other leverage expenses	204,857
Total Leverage Expenses	15,412,756
Total Expenses	37,570,332
Less fees waived by Adviser	(2,267,006)
Net Expenses	35,303,326
Net Investment Loss, before Income Taxes	(38,037,005)
Deferred tax benefit	12,591,350
Net Investment Loss	(25,445,655)
Realized and Unrealized Gain on Investments
Net realized gain on investments, before income taxes	115,268,248
Current tax expense	(581,000)
Deferred tax expense	(41,948,730)
Income tax expense	(42,529,730)
Net realized gain on investments	72,738,518
Net unrealized appreciation of investments, before income taxes	186,935,273
Deferred tax expense	(68,972,217)
Net unrealized appreciation of investments	117,963,056
Net Realized and Unrealized Gain on Investments	190,701,574
Net Increase in Net Assets Applicable to
Common Stockholders Resulting from Operations	$165,255,919

See accompanying Notes to Financial Statements.

8       Tortoise MLP Fund, Inc.

Statement of Changes in Net Assets Year Ended November 30

	2014	2013
Operations
Net investment loss	$(25,445,655)	$(19,490,034)
Net realized gain on investments	72,738,518	37,812,183
Net unrealized appreciation of investments	117,963,056	223,153,248
Net increase in net assets applicable to common stockholders resulting from operations	165,255,919	241,475,397
Distributions to Common Stockholders
Return of capital	(79,195,356)	(78,345,962)
Capital Stock Transactions
Proceeds from shelf offerings of 223,888 common shares	—	6,364,992
Underwriting discounts and offering expenses associated with the issuance of common stock	—	(103,845)
Issuance of 216,490 common shares from reinvestment of distributions to stockholders	—	5,839,742
Net increase in net assets applicable to common stockholders from capital stock transactions	—	12,100,889
Total increase in net assets applicable to common stockholders	86,060,563	175,230,324
Net Assets
Beginning of year	1,315,865,714	1,140,635,390
End of year	$1,401,926,277	$1,315,865,714
Accumulated net investment loss, net of income taxes, end of year	$(80,977,335)	$(55,531,680)

See accompanying Notes to Financial Statements.

2014 Annual Report       9

Statement of Cash Flows Year Ended November 30, 2014

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$108,421,716
Dividend income received	60
Purchases of long-term investments	(516,173,799)
Proceeds from sales of long-term investments	388,083,105
Purchases of short-term investments, net	(53,587)
Interest expense paid	(10,692,993)
Distributions to mandatory redeemable preferred stockholders	(3,737,002)
Other leverage expenses paid	(289,479)
Operating expenses paid	(19,171,439)
Net cash used in operating activities	(53,613,418)
Cash Flows From Financing Activities
Advances from revolving credit facility	401,600,000
Repayments on revolving credit facility	(359,900,000)
Issuance of senior notes	120,000,000
Maturity of senior notes	(27,000,000)
Common stock issuance costs	(2,698)
Debt issuance costs	(121,132)
Distributions paid to common stockholders	(80,962,752)
Net cash provided by financing activities	53,613,418
Net change in cash	—
Cash — beginning of year	—
Cash — end of year	$—
Reconciliation of net increase in net assets applicable
to common stockholders resulting from operations
to net cash used in operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$165,255,919
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting
from operations to net cash used in operating activities:
Purchases of long-term investments	(523,639,243)
Proceeds from sales of long-term investments	397,109,761
Purchases of short-term investments, net	(53,587)
Return of capital on distributions received	111,155,455
Deferred tax expense	98,329,597
Net unrealized appreciation of investments	(186,935,273)
Net realized gain on investments	(115,268,248)
Amortization of debt issuance costs	369,535
Changes in operating assets and liabilities:
Increase in receivable for investments sold	(9,026,656)
Increase in prepaid expenses and other assets	(114,392)
Increase in payable for investments purchased	7,465,444
Increase in payable to Adviser, net of fee waiver	740,222
Increase in current tax liability	581,000
Increase in accrued expenses and other liabilities	417,048
Total adjustments	(218,869,337)
Net cash used in operating activities	$(53,613,418)

See accompanying Notes to Financial Statements.

10       Tortoise MLP Fund, Inc.

Financial Highlights
					Period from
					July 30, 2010(1)
	Year Ended	Year Ended	Year Ended	Year Ended	through
	November 30, 2014	November 30, 2013	November 30, 2012	November 30, 2011	November 30, 2010
Per Common Share Data(2)
Net Asset Value, beginning of period	$28.00	$24.50	$24.54	$24.91	$—
Public offering price	—	—	—	—	25.00
Income from Investment Operations
Net investment loss(3)	(0.54)	(0.42)	(0.40)	(0.34)	(0.04)
Net realized and unrealized gain on investments(3)	4.06	5.59	2.02	1.61	1.49
Total income from investment operations	3.52	5.17	1.62	1.27	1.45
Distributions to Common Stockholders
Return of capital	(1.69)	(1.67)	(1.66)	(1.64)	(0.36)
Capital stock transactions
Underwriting discounts and offering costs on issuance
of common stock(4)	—	—	—	—	(1.18)
Premiums less underwriting discounts and offering
costs on issuance of common stock(5)	—	0.00	0.00	—	—
Total capital stock transactions	—	0.00	0.00	—	(1.18)
Net Asset Value, end of period	$29.83	$28.00	$24.50	$24.54	$24.91

Per common share market value, end of period	$27.97	$27.22	$24.91	$24.84	$24.14
Total Investment Return Based on Market Value(6)(7)	9.08%	16.27%	7.14%	9.88%	(2.02)%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$1,401,926	$1,315,866	$1,140,635	$1,127,592	$1,131,120
Average net assets (000’s)	$1,404,751	$1,274,638	$1,157,421	$1,140,951	$1,087,459
Ratio of Expenses to Average Net Assets(8)
Advisory fees	1.48%	1.38%	1.34%	1.30%	1.07%
Other operating expenses	0.10	0.10	0.10	0.13	0.12
Total operating expenses, before fee waiver	1.58	1.48	1.44	1.43	1.19
Fee waiver	(0.16)	(0.23)	(0.28)	(0.32)	(0.28)
Total operating expenses	1.42	1.25	1.16	1.11	0.91
Leverage expenses	1.09	1.08	1.20	1.22	0.48
Income tax expense(9)	7.04	11.09	3.86	3.11	10.44
Total expenses	9.55%	13.42%	6.22%	5.44%	11.83%

See accompanying Notes to Financial Statements.

2014 Annual Report       11

Financial Highlights (Continued)
					Period from
					July 30, 2010(1)
	Year Ended	Year Ended	Year Ended	Year Ended	through
	November 30, 2014	November 30, 2013	November 30, 2012	November 30, 2011	November 30, 2010
Ratio of net investment loss to average net assets
before fee waiver(8)	(1.97)%	(1.76)%	(1.88)%	(1.69)%	(0.79)%
Ratio of net investment loss to average net assets
after fee waiver(8)	(1.81)%	(1.53)%	(1.60)%	(1.37)%	(0.51)%
Portfolio turnover rate(6)	18.09%	13.42%	15.14%	19.57%	1.24%
Credit facility borrowings, end of period (000’s)	$68,900	$27,200	$23,900	$10,100	$30,700
Senior notes, end of period (000’s)	$348,000	$255,000	$255,000	$255,000	$230,000
Preferred stock, end of period (000’s)	$90,000	$90,000	$90,000	$90,000	$90,000
Per common share amount of senior notes outstanding,
end of period	$7.40	$5.43	$5.48	$5.55	$5.07
Per common share amount of net assets, excluding
senior notes, end of period	$37.23	$33.43	$29.98	$30.09	$29.98
Asset coverage, per $1,000 of principal amount of
senior notes and credit facility borrowings(10)	$4,579	$5,982	$5,412	$5,593	$5,684
Asset coverage ratio of senior notes and credit
facility borrowings(10)	458%	598%	541%	559%	568%
Asset coverage, per $25 liquidation value per share
of mandatory redeemable preferred stock(11)	$94	$113	$102	$104	$106
Asset coverage ratio of preferred stock(11)	377%	454%	409%	418%	423%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2013, 2012 and 2011 and the period from July 30, 2010 through November 30, 2010 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(4)	Represents the dilution per common share from underwriting and other offering costs for the period from July 30, 2010 through November 30, 2010.
(5)	Represents the premiums on the shelf offerings of less than $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the years ended November 30, 2013 and 2012. Amount is less than $0.01 for the years ended November 30, 2013 and 2012.
(6)	Not annualized for periods less than one full year.
(7)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(8)	Annualized for periods less than one full year.
(9)	For the year ended November 30, 2014, the Company accrued $581,000 for current income tax expense and $98,329,597 for net deferred income tax expense. For the year ended November 30, 2013, the Company accrued $141,332,523 for net deferred income tax expense. For the year ended November 30, 2012, the Company accrued $44,677,351 for net deferred income tax expense. For the year ended November 30, 2011, the Company accrued $20,589 for current income tax benefit and $35,466,770 for net deferred income tax expense. For the period from July 30, 2010 to November 30, 2010, the Company accrued $50,000 for current income tax expense and $38,533,993 for net deferred income tax expense.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(11)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by the sum of senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

12       Tortoise MLP Fund, Inc.

Notes to Financial Statements November 30, 2014

1. Organization

Tortoise MLP Fund, Inc. (the “Company”) was organized as a Maryland corporation on April 23, 2010, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector, with an emphasis on natural gas infrastructure. The Company commenced operations on July 30, 2010. The Company’s stock is listed on the New York Stock Exchange under the symbol “NTG.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures. The Company did not hold any restricted securities at November 30, 2014.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

During the year ended November 30, 2014, the Company reallocated the amount of 2013 investment income and return of capital it recognized based on the 2013 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $5,927,000 or $0.126 per share ($3,750,000 or $0.080 per share, net of deferred tax benefit), an increase in unrealized appreciation of investments of approximately $5,526,000 or $0.118 per share ($3,496,000 or $0.075 per share, net of deferred tax expense), and an increase in realized gains of approximately $401,000 or $0.008 per share ($254,000 or $0.005 per share, net of deferred tax expense) for the year ended November 30, 2014.

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For tax purposes, the Company’s distributions to common stockholders for the year ended November 30, 2014 were 92 percent qualified dividend income and 8 percent return of capital. For book purposes, the source of the Company’s distributions to common stockholders for the year ended November 30, 2014 was 100 percent return of capital.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily and paid quarterly based on fixed annual rates. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount

2014 Annual Report       13

Notes to Financial Statements (Continued)

for the debt following such distribution. The character of distributions to MRP stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For tax purposes, the Company’s distributions to MRP stockholders for the year ended November 30, 2014 were 100 percent qualified dividend income. For book purposes, the source of the Company’s distributions to MRP stockholders for the year ended November 30, 2014 was 100 percent return of capital.

E. Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

F. Offering and Debt Issuance Costs

Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are capitalized and amortized over the period the debt and MRP Stock is outstanding. Capitalized costs (excluding underwriter commissions) were reflected during the year ended November 30, 2014 for the Series H Notes ($38,667) that were issued in April and May 2014, the Series I Notes ($7,482) and Series J Notes ($22,447) that were each issued in April 2014, and the Series K Notes ($52,536) that were issued in September 2014.

G. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statement of Operations. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statement of Assets & Liabilities. Cash settlements under the terms of the derivative instruments and the termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations. The Company did not hold any derivative financial instruments during the year ended November 30, 2014.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Concentration Risk

Under normal circumstances, the Company intends to invest at least 80 percent of its total assets in equity securities of MLPs in the energy infrastructure sector and to invest at least 70 percent of its total assets in equity securities of natural gas infrastructure MLPs. The Company will not invest more than 10 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 50 percent of its total assets in restricted securities. The Company will not invest in privately held companies. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser waived an amount equal to 0.15 percent of average monthly Managed Assets for the period from January 1, 2013 through December 31, 2013, and has agreed to waive an amount equal to 0.10 percent of average monthly Managed Assets for the period from January 1, 2014 through December 31, 2014, and 0.05 percent of average monthly Managed Assets for the period from January 1, 2015 through December 31, 2015. In addition, the Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreement related to the net proceeds received from the issuance of additional common stock under the at-the-market equity program for a six month period following the date of issuance. The waived fees are not subject to recapture by the Adviser.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the remaining balance of the Company’s Managed Assets.

14       Tortoise MLP Fund, Inc.

Notes to Financial Statements (Continued)

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets, plus portfolio transaction fees.

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of November 30, 2014, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$60,843,269
AMT credit	581,000
61,424,269
Deferred tax liabilities:
Basis reduction of investment in MLPs	109,796,864
Net unrealized gains on investment securities	309,967,639
419,764,503
Total net deferred tax liability	$358,340,234

At November 30, 2014, a valuation allowance on deferred tax assets was not deemed necessary because the Company believes it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to the Company’s estimates of future taxable income will be made in the period such determination is made. The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of November 30, 2014, the Company had no uncertain tax positions and no penalties and interest were accrued. The Company does not expect any change to its unrecognized tax positions in the twelve months subsequent to November 30, 2014. All tax years since inception remain open to examination by federal and state tax authorities.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35 percent to net investment loss and net realized and unrealized gains on investments for the year ended November 30, 2014, as follows:

Application of statutory income tax rate	$92,458,281
State income taxes, net of federal tax benefit	4,596,497
Change in deferred tax liability due to change in overall tax rate	459,880
Permanent differences	1,395,939
Total income tax expense	$98,910,597

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the year, the Company re-evaluated its blended state income tax rate, increasing the overall rate from 36.69 percent to 36.74 percent due to anticipated state apportionment of income and gains.

For the year ended November 30, 2014, the components of income tax expense include alternative minimum tax expense of $581,000 and deferred federal and state income tax expense (net of federal tax benefit) of $93,672,724 and $4,656,873, respectively.

As of November 30, 2014, the Company had net operating losses for federal income tax purposes of approximately $165,645,000. The net operating losses may be carried forward for 20 years. If not utilized, these net operating losses will expire in the years ending November 30, 2031 through November 30, 2033.

As of November 30, 2014, the aggregate cost of securities for federal income tax purposes was $1,129,484,300. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $1,142,527,225, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $0 and the net unrealized appreciation was $1,142,527,225.

6. Fair Value of Financial Instruments

Various inputs are used in determining the fair value of the Company’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 –	quoted prices in active markets for identical investments

Level 2 –	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 –	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of November 30, 2014. These assets are measured on a recurring basis.

	Fair Value at
Description	November 30, 2014	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$17,406,697	$17,406,697	$—	$—
Master Limited Partnerships(a)	2,254,472,331	2,254,472,331	—	—
Total Equity Securities:	2,271,879,028	2,271,879,028	—	—
Other Securities:
Short-Term Investment(b)	132,497	132,497	—	—
Total Assets	$2,272,011,525	$2,272,011,525	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at November 30, 2014.

The Company did not hold any Level 3 securities during the year ended November 30, 2014. The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels for the year ended November 30, 2014.

2014 Annual Report       15

Notes to Financial Statements (Continued)

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

7. Investment Transactions

For the year ended November 30, 2014, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $523,639,243 and $397,109,761 (excluding short-term debt securities), respectively.

8. Senior Notes

The Company has $348,000,000 aggregate principal amount of private senior notes (collectively, the “Notes”) outstanding at November 30, 2014. During the year ended November 30, 2014, the Company issued Notes with an aggregate principal amount of $120,000,000. Series H Notes were issued on April 17, 2014 in the amount of $30,000,000 and on May 8, 2014 in the amount of $15,000,000. Series I Notes in the amount of $10,000,000 and Series J Notes in the amount of $30,000,000 were issued on April 17, 2014. Series K Notes were issued on September 9, 2014 in the amount of $35,000,000. The Company’s Series A Notes with a notional amount of $12,000,000 and fixed interest rate of 2.48 percent were paid in full upon maturity on December 15, 2013. The Company’s Series F Notes with a notional amount of $15,000,000 and a floating interest rate based on 3-month LIBOR plus 1.35 percent were paid in full upon maturity on May 12, 2014. The average interest rate on Series F Notes during the period from December 1, 2013 through May 12, 2014 was 1.59 percent.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common stock; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company, subject to payment of any applicable make-whole amounts or early redemption premiums. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At November 30, 2014, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of the Series E, Series H, and Series K Notes approximates the carrying amount because the interest rates fluctuate with changes in interest rates available in the current market. The estimated fair values in the table below are Level 2 valuations within the fair value hierarchy. The following table shows the maturity date, interest rate, payment frequency, notional/carrying amount and estimated fair value for each series of Notes outstanding at November 30, 2014.

					Notional/
	Maturity	Interest		Payment	Carrying	Estimated
Series	Date	Rate		Frequency	Amount	Fair Value
Series B	December 15, 2015	3.14%		Quarterly	$24,000,000	$24,602,061
Series C	December 15, 2017	3.73%		Quarterly	57,000,000	60,176,462
Series D	December 15, 2020	4.29%		Quarterly	112,000,000	121,732,156
Series E	December 15, 2015	1.93	%(1)	Quarterly	25,000,000	25,000,000
Series G	May 12, 2018	4.35%		Quarterly	10,000,000	10,726,947
Series H	April 17, 2019	1.58	%(2)	Quarterly	45,000,000	45,000,000
Series I	April 17, 2018	2.77%		Semi-Annual	10,000,000	10,214,855
Series J	April 17, 2021	3.72%		Semi-Annual	30,000,000	31,457,744
Series K	September 9, 2019	1.53	%(3)	Quarterly	35,000,000	35,000,000
					$348,000,000	$363,910,225

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.70 percent. The current rate is effective for the period from September 15, 2014 through December 15, 2014. The weighted-average rate for the year ended November 30, 2014 was 1.94 percent.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.35 percent. The current rate is effective for the period from October 17, 2014 through January 20, 2015. The weighted-average rate for the period from April 17, 2014 (date of issuance) through November 30, 2014 was 1.58 percent.
(3)	Floating rate resets each quarter based on 3-month LIBOR plus 1.30 percent. The current rate is effective for the period from September 9, 2014 through December 9, 2014. The weighted-average rate for the period from September 9, 2014 (date of issuance) through November 30, 2014 was 1.53 percent.

9. Preferred Stock

The Company has 10,000,000 shares of preferred stock authorized. Of that amount, the Company has 3,600,000 shares of private MRP Stock authorized and outstanding at November 30, 2014. The MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The MRP Stock is not listed on any exchange or automated quotation system.

16       Tortoise MLP Fund, Inc.

Notes to Financial Statements (Continued)

The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Company’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

The estimated fair value of each series of MRP Stock was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair values in the table below are Level 2 valuations within the fair value hierarchy. The following table shows the mandatory redemption date, fixed rate, aggregate liquidation preference, number of shares outstanding and estimated fair value of each series of MRP Stock outstanding as of November 30, 2014.

	Mandatory		Aggregate
	Redemption	Fixed	Liquidation	Shares	Estimated
Series	Date	Rate	Preference	Outstanding	Fair Value
Series A	December 15, 2015	3.69%	$25,000,000	1,000,000	$25,641,161
Series B	December 15, 2017	4.33%	65,000,000	2,600,000	68,680,001
			$90,000,000	3,600,000	$94,321,162

The MRP Stock is redeemable in certain circumstances at the option of the Company, subject to payment of any applicable make-whole amounts. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200 percent. The MRP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio of at least 225 percent as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At November 30, 2014, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

10. Credit Facility

As of November 30, 2014, the Company has a $107,000,000 unsecured, revolving credit facility that matures on June 15, 2015. Bank of America, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the facility. The capacity of the credit facility was increased from $60,000,000 to $73,000,000 on December 20, 2013, and further increased to $107,000,000 on January 15, 2014. Outstanding balances generally accrue interest at a variable annual rate equal to one-month LIBOR plus 1.125 percent and unused portions of the credit facility accrue a non-usage fee equal to an annual rate of 0.15 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the year ended November 30, 2014 was approximately $68,900,000 and 1.28 percent, respectively. At November 30, 2014, the principal balance outstanding was $68,900,000 at an interest rate of 1.28 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At November 30, 2014, the Company was in compliance with the terms of the credit facility.

11. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 47,000,211 shares outstanding at November 30, 2014 and November 30, 2013.

12. Subsequent Events

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

2014 Annual Report       17

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Tortoise MLP Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Tortoise MLP Fund, Inc. (the Company), including the schedule of investments, as of November 30, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise MLP Fund, Inc. at November 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri January 21, 2015

18       Tortoise MLP Fund, Inc.

Company Officers and Directors (Unaudited) November 30, 2014

	Position(s) Held with		Number of	Other Public
	Company, Term of		Portfolios in Fund	Company
	Office and Length of		Complex Overseen	Directorships
Name and Age*	Time Served(1)	Principal Occupation During Past Five Years	by Director(2)	Held
Independent Directors**
Rand C. Berney (Born 1955)	Class II director; Director since 2014	Executive-in-Residence and Professor for Professional Financial Planning course and Professional Ethics course, College of Business Administration, Kansas State University since 2012; formerly Senior Vice President of Corporate Shares Services of ConocoPhillips (2009-2012); Vice President and Controller of ConocoPhillips (2002-2009); Vice President and Controller of Phillips Petroleum Company (1997-2009); Member of the Oklahoma Society of CPAs, the Financial Executive Institute, American Institute of Certified Public Accountants, the Institute of Internal Auditors and the Institute of Management Accountants.
			5	None
Conrad S. Ciccotello (Born 1960)	Class I director; Director since 2010	Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Personal Financial Planning Program; Investment Consultant to the University System of Georgia for its defined contribution retirement plan; Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.	5	CorEnergy Infrastructure Trust, Inc.
Charles E. Heath (Born 1942)	Class II director; Director since 2010	Retired in 1999, Formerly Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) designation since 1974.	5	CorEnergy Infrastructure Trust, Inc.

(1)	Class I directors have a term ending in 2017, Class II directors have a term ending in 2015, and Class III directors have a term ending in 2016.
(2)	This number includes Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise Energy Infrastructure Corp. (“TYG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”) and the Company. Our Adviser also serves as the investment adviser to TPZ, TYG, TTP and NDP.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.
**	Effective January 1, 2015, Ms. Alexandra Herger joined the Company’s Board of Directors as a Class III independent director. Ms. Herger also joined the Board of Directors of each of TPZ, TYG, TTP and NDP. Ms. Herger was born in 1957. Ms. Herger most recently served as interim vice president of exploration for Marathon Oil prior to her retirement in 2014. Previously she served as director of international exploration and new ventures for Marathon Oil from 2008 to 2014, and in various positions with Shell Exploration and Production Co. between 2002 and 2008. Ms. Herger also held positions at Enterprise Oil and Hess Corp., and began her career at Exxon Corp. where she held various onshore U.S., offshore Gulf of Mexico, and international assignments in exploration, production and planning departments. Ms. Herger is a member of the Society of Exploration Geophysicists, the American Association of Petroleum Geologists, the Houston Geological Society and the Southeast Asia Petroleum Exploration Society. Ms. Herger has been a member of the 2010 Leadership Texas/Foundation for Women’s Resources since 2010. Ms. Herger is also a director of Panoro Energy ASA, an international independent oil and gas company listed on the Oslo Stock Exchange.

2014 Annual Report       19

Company Officers and Directors (Unaudited) (Continued) November 30, 2014

	Position(s) Held with		Number of	Other Public
	Company, Term of		Portfolios in Fund	Company
	Office and Length of		Complex Overseen	Directorships
Name and Age*	Time Served(1)	Principal Occupation During Past Five Years	by Director(2)	Held
Interested Directors and Officers(3)
H. Kevin Birzer (Born 1959)	Class III director; Director and Chairman of the Board since 2010	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Energy Independence Fund, Inc. (“NDP”) since its inception, and of each of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) from its inception until its merger into TYG effective June 23, 2014; Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”) from its inception through November 30, 2011. CFA designation since 1988.
			5	None
Terry Matlack (Born 1956)	Class I director; Chief Executive Officer since 2010; Director since 2012	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director of each of TYG, TYY, TYN, TPZ and TTO from its inception to September 15, 2009; Director of each of TYG, TPZ, TTP and NDP since November 12, 2012, and of each of TYY and TYN from November 12, 2012 to June 23, 2014; Chief Executive Officer of each of TYG and TPZ since May 2011, of each of TTP and NDP since its inception, and of each of TYY and TYN from May 2011 to June 23, 2014; Chief Financial Officer of each of TYG, TYY, TYN and TPZ from its inception to May 2011, and of TTO from its inception to June 2012. CFA designation since 1985.
			5	None
P. Bradley Adams (Born 1960)	Chief Financial Officer since 2010	Managing Director of the Adviser since January 2013; Director of Financial Operations of the Adviser from 2005 to January 2013; Chief Financial Officer of each of TPZ and TYG since May 2011, of each of TTP and NDP since its inception, and of each of TYY and TYN from May 2011 to June 23, 2014; Assistant Treasurer of each of TYG, TYY and TYN from November 2005 to May 2011, of TPZ from its inception to May 2011, and of TTO from its inception to June 2012.
			N/A	None
Zachary A. Hamel (Born 1965)	President since 2010	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 1997 and was a Partner there from 2001 through September 2012. President of each of TYG and TPZ since May 2011, of each of TTP and NDP since its inception, and of TYY from May 2011 to June 23, 2014; Senior Vice President of TYY from 2005 to May 2011, of TTO from 2005 through November 2011, of TYG from 2007 to May 2011, of TYN from 2007 to June 23, 2014, and of TPZ from its inception to May 2011. CFA designation since 1998.
			N/A	None
Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since 2010	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 2002 and was a Partner there from 2004 through September 2012; Treasurer of TYG since 2005, of each of TPZ, TTP and NDP since its inception, of each of TYY and TYN from 2005 to June 23, 2014 and of TTO from 2005 through November 2011; Senior Vice President of TYY from 2005 to June 23, 2014, of TYN from 2007 to June 23, 2014, of TYG since 2007, of each of TPZ, TTP and NDP since its inception, and of TTO from 2005 through November 2011. CFA designation since 1996.
			N/A	None
David J. Schulte (Born 1961)	Senior Vice President since 2010	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Managing Director of Corridor InfraTrust Management, LLC, an affiliate of the Adviser; President and Chief Executive Officer of each of TYG, TYY and TPZ from its inception to May 2011; Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO (now CORR) since 2005 and President of TTO from 2005 to April 2007 and since June 2012; Senior Vice President of each of TYG and TPZ since May 2011, of each of TTP and NDP since its inception, and of each of TYY and TYN from May 2011 to June 23, 2014. CFA designation since 1992.
			N/A	CorEnergy Infrastructure Trust, Inc. (“CORR”)

(1)	Class I directors have a term ending in 2017, Class II directors have a term ending in 2015, and Class III directors have a term ending in 2016. Officers are elected annually.
(2)	This number includes TYG, TPZ, TTP, NDP and the Company. Our Adviser also serves as the investment adviser to TYG, TPZ, TTP and NDP.
(3)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act. * The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

20       Tortoise MLP Fund, Inc.

Additional Information (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the year ended November 30, 2014, the aggregate compensation paid by the Company to the independent directors was $148,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2014 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available via the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase Disclosure

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common stock in the open market.

Automatic Dividend Reinvestment Plan

If a stockholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Automatic Dividend Reinvestment Plan (the “Plan”), all distributions are automatically reinvested for stockholders by the Plan Agent in additional shares of common stock of the Company (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

If, on the distribution payment date, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Company will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Plan Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Company as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.

2014 Annual Report       21

Additional Information (Unaudited) (Continued)

Participation is completely voluntary. Stockholders may elect not to participate in the Plan, and participation may be terminated or resumed at any time without penalty, by giving notice in writing, by telephone or Internet to Computershare, the Plan Agent, at the address set forth below. Such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170. You may also contact Computershare by phone at (800) 426-5523 or visit their Web site at www.computershare.com.

Approval of the Investment Advisory Agreement

In approving the renewal of the Investment Advisory Agreement in November 2014, the directors who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Company (“Independent Directors”) requested and received extensive data and information from the Adviser concerning the Company and the services provided to it by the Adviser under the Investment Advisory Agreement, including information from independent, third-party sources, regarding the factors considered in their evaluation. Before the Independent Directors voted on approval of the Investment Advisory Agreement, the Independent Directors met with independent legal counsel during executive session and discussed the agreement and related information.

Factors Considered

The Independent Directors considered and evaluated all the information provided by the Adviser. The Independent Directors did not identify any single factor as being all-important or controlling, and each Independent Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the Independent Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services Provided. The Independent Directors considered information regarding the history, qualification and background of the Adviser and the individuals primarily responsible for the portfolio management of the Company. Additionally, the Independent Directors considered the extent of the resources devoted to research and analysis of the Company’s actual and potential investments, including the research and decision-making processes utilized by the Adviser, as well as risk oversight and the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Company, and meeting regulatory requirements. Further, the Independent Directors considered the adequacy of the number of the Adviser personnel (including the caliber of portfolio managers and research analysts involved, the large and experienced team of investment, accounting, trading, client service and compliance professionals dedicated to the Company), the continued addition of professionals at the Adviser to broaden its coverage efforts, and other Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to energy companies, MLP markets and financing (including private financing).

In addition to advisory services, the Independent Directors considered the quality of the administrative and other non-investment advisory services provided to the Company. The Adviser provides the Company with certain services (in addition to any such services provided to the Company by third parties) and officers and other personnel as are necessary for the operations of the Company. In particular, the Adviser provides the Company with the following administrative services including, among others: (i) preparing disclosure documents, such as periodic stockholder reports and the prospectus and the statement of additional information in connection with public offerings; (ii) communicating with analysts to support secondary market analysis of the Company; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues; (ix) the responsible handling of the leverage target; and (x) performing other administrative services for the operation of the Company, such as press releases, fact sheets, investor calls, leverage financing, tax reporting, tax management, fulfilling regulatory filing requirements and investor relations services.

The Independent Directors also reviewed information received from the Adviser and the Company’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established pursuant to the 1940 Act and their applicability to the Company, including the Company’s Code of Ethics.

The Independent Directors concluded that the nature of the Company and the specialized expertise of the Adviser in the niche market of MLPs, as well as the nature, extent and quality of services provided by the Adviser to the Company, made it qualified to serve as the adviser. The Independent Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the Company.

Investment Performance of the Company and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Independent Directors reviewed and evaluated information regarding the Company’s performance and the performance of the other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the MLP sector. The Independent Directors considered the Company’s investment performance for one-year, three-year, and since inception periods against peer funds as well as specialized sector and more general market indices, and senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or sector market indices, as applicable. The Independent Directors noted that for the relevant periods, based on NAV, the Company’s performance has historically underperformed the average for its peers and sector market indices, and based on market price, the Company has both outperformed and underperformed the average for its peers depending on the period. The Independent Directors noted the Company’s stated natural gas infrastructure strategy as compared to the broader sector and its peers contributed to the underperformance in certain periods. The Independent Directors also noted that sector market indices are pre expenses and tax accrual, in contrast to the Company and its peers. The Independent Directors also noted differences

22       Tortoise MLP Fund, Inc.

Additional Information (Unaudited) (Continued)

across the peer universe in distribution and leverage strategies, including the Company’s focus on sustainable distributions and a more conservative leverage strategy, and took into account that stockholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, long-term philosophy and strategy of the Adviser. The Independent Directors also considered discussions with the Adviser regarding a variety of strategic alternatives for the Company, including the Adviser’s plans to continue aftermarket support and investor communications regarding recent market price performance. Based upon their review, the Independent Directors concluded that the Company’s performance has been reasonable based on the Company’s strategy and compared to other closed-end funds that focus on the MLP sector and that the Company has generated reasonable returns for investors.

The Adviser provided detailed information concerning its cost of providing services to the Company, its profitability in managing the Company, its overall profitability, and its financial condition. The Independent Directors reviewed the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other more specialized investment advisers to closed-end funds.

The Independent Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), and fees charged to separate institutional accounts and other accounts managed by the Adviser. The information provided to the Independent Directors discussed the significant differences in scope of services provided to the Company and to the Adviser’s other clients. The Independent Directors considered the fee comparisons in light of the different services provided in managing these other types of clients. The Independent Directors considered and evaluated the information they received comparing the Company’s contractual annual management fee and overall expenses with a peer group of comparable closed-end funds with similar investment objectives and strategies, including other MLP investment companies determined by the Adviser. Given the specialized universe of managers and funds fitting within the criteria for the peer group as well as a lack of reliable, consistent third party data, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Independent Directors concurred with this approach. The Adviser provided information on the methodology used for determining the peer group.

The Independent Directors concluded that the fees (including the management fee) and expenses that the Company is paying under the Investment Advisory Agreement, as well as the expense ratios of the Company, are reasonable given the quality of services provided under the Investment Advisory Agreement and that such fees and expenses are reasonable compared to the fees charged by advisers to comparable funds. The Independent Directors also considered the Adviser’s contractual agreement to waive fees in the amount of 0.05 percent of its 0.95 percent investment advisory fee for the period from January 1, 2015 through December 31, 2015, thereby reducing the fee to 0.90 percent.

Economies of Scale. The Independent Directors considered information from the Adviser concerning whether economies of scale would be realized as the Company grows, and whether fee levels reflect any economies of scale for the benefit of the Company’s stockholders. The Independent Directors concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Independent Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the Company, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Independent Directors concluded the Adviser is appropriately sharing any economies of scale through its fee structure and through reinvestment in its business resources to provide stockholders additional content and services.

Collateral Benefits Derived by the Adviser. The Independent Directors reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the Company. They concluded that the Adviser generally does not directly use the Company’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Independent Directors did not, with respect to their deliberations concerning their approval of the continuation of the Investment Advisory Agreement, consider the benefits the Adviser may derive from relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company. Although the Adviser may receive research from brokers with whom it places trades on behalf of clients, the Adviser does not have soft dollar arrangements or understandings with such brokers regarding receipt of research in return for commissions.

Conclusions of the Directors

The Independent Directors concluded that no single factor reviewed was determinative as the principal factor in whether to approve the Agreement. The process, as discussed above, describes only the most important factors, but not all of the matters, considered by the Independent Directors. On the basis of such information as the Independent Directors considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after discussion and as assisted by the advice of legal counsel that is independent of the Adviser, the Independent Directors determined that each factor, in the context of all of the other factors they considered, favored approval of the Agreement. The Independent Directors therefore unanimously concluded that the Investment Advisory Agreement between the Company and the Adviser is fair and reasonable in light of the services provided and should be renewed. It was noted that it was the judgment of the Independent Directors that approval of the Investment Advisory Agreement was in the best interests of the Company and its stockholders.

2014 Annual Report       23

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of
Tortoise MLP Fund, Inc.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Charles E. Heath
Independent

Alexandra Herger
Independent (effective 1/1/15)

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: NTG

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$4,246	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$430

Tortoise MLP Fund, Inc.		Natural Gas Infrastructure Equity	$2,208	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$385

				Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$251

(1) As of 12/31/14

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Chief Executive Officer and its Chief Financial Officer. The Registrant has not made any amendments to this code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance (including preparation of tax returns), tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2014	FYE 11/30/2013
Audit Fees	$130,000	$133,000
Audit-Related Fees	—	—
Tax Fees	$51,000	$49,000
All Other Fees	—	—
Aggregate Non-Audit Fees	$51,000	$49,000

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In the Registrant’s fiscal years ended November 30, 2014 and 2013, the Adviser was billed approximately $130,100 and $70,500 in fees, respectively, for tax and other non-audit services provided to the Adviser. These non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and at November 30, 2014 was comprised of Mr. Conrad S. Ciccotello, Mr. Rand C. Berney and Mr. Charles E. Heath. Effective January 1, 2015, Ms. Alexandra Herger joined the Registrant’s Board of Directors and became a member of the audit committee. As of the date of filing of this report, the Registrant’s audit committee consists of Mr. Ciccotello, Mr. Berney, Mr. Heath and Ms. Herger.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of November 30, 2014.

Portfolio Managers

As of the date of this filing, management of the Registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Terry Matlack, David J. Schulte, Zachary A. Hamel and Kenneth P. Malvey, all of whom are Managers of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. All decisions to invest in a portfolio company must be approved by the unanimous decision of the Adviser’s investment committee and any one member of the Adviser’s investment committee can require the Adviser to sell a portfolio company or can veto the investment committee’s decision to invest in a portfolio company. Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.

Position(s) Held with
Company and Length
Name and Age*	of Time Served	Principal Occupation During Past Five Years
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2010

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Energy Independence Fund, Inc. (“NDP”) since its inception, and of each of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) from its inception until its merger into TYG effective June 23, 2014; Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”) from its inception through November 30, 2011. CFA designation since 1988.

Terry Matlack (Born 1956)	Chief Executive Officer since 2010; Director since 2012

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director of each of TYG, TYY, TYN, TPZ and TTO from its inception to September 15, 2009; Director of each of TYG, TPZ, TTP and NDP since November 12, 2012, and of each of TYY and TYN from November 12, 2012 to June 23, 2014; Chief Executive Officer of each of TYG and TPZ from May 2011, of each of TTP and NDP since its inception, and of each of TYY and TYN from May 2011 to June 23, 2014; Chief Financial Officer of each of TYG, TYY, TYN and TPZ from its inception to May 2011, and of TTO from its inception to June 2012. CFA designation since 1985.

Zachary A. Hamel (Born 1965)	President since 2010

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 1997 and was a Partner there from 2001 through September 2012. President of each of TYG and TPZ since May 2011, of each of TTP and NDP since its inception, and of TYY from May 2011 to June 23, 2014; Senior Vice President of TYY from 2005 to May 2011, of TTO from 2005 through November 2011, of TYG from 2007 to May 2011, of TYN from 2007 to June 23, 2014, and of TPZ from its inception to May 2011. CFA designation since 1998.

Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since 2010

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 2002 and was a Partner there from 2004 through September 2012; Treasurer of TYG since 2005, of each of TPZ, TTP and NDP since its inception, of each of TYY and TYN from 2005 to June 23, 2014 and of TTO from 2005 through November 2011; Senior Vice President of TYY from 2005 to June 23, 2014, of TYN from 2007 to June 23, 2014, of TYG since 2007, of each of TPZ, TTP and NDP since its inception, and of TTO from 2005 through November 2011. CFA designation since 1996.

David J. Schulte (Born 1961)	Senior Vice President since 2010

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Managing Director of Corridor InfraTrust Management, LLC, an affiliate of the Adviser; President and Chief Executive Officer of each of TYG, TYY and TPZ from its inception to May 2011; Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO (now CorEnergy Infrastructure Trust, Inc. (“CORR”)) since 2005 and President of TTO from 2005 to April 2007 and since June 2012; Senior Vice President of each of TYG and TPZ since May 2011, of each of TTP and NDP since its inception, and of each of TYY and TYN from May 2011 to June 23, 2014. CFA designation since 1992.

*The address of each member of the investment committee is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

The Adviser also serves as the investment adviser to TYG, TPZ, TTP and NDP.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2014:

			Number of
			Accounts	Total Assets of
			Paying a	Accounts Paying
	Number of	Total Assets of	Performance	a Performance
Name of Manager	Accounts	Accounts	Fee	Fee
H. Kevin Birzer
Registered investment companies	10	$8,411,275,744	0	—
Other pooled investment vehicles	12	$252,920,743	1	$11,771,288
Other accounts	987	$6,787,382,716	0	—
Zachary A. Hamel
Registered investment companies	10	$8,411,275,744	0	—
Other pooled investment vehicles	12	$252,920,743	1	$11,771,288
Other accounts	987	$6,787,382,716	0	—
Kenneth P. Malvey
Registered investment companies	10	$8,411,275,744	0	—
Other pooled investment vehicles	12	$252,920,743	1	$11,771,288
Other accounts	987	$6,787,382,716	0	—
Terry Matlack
Registered investment companies	10	$8,411,275,744	0	—
Other pooled investment vehicles	12	$252,920,743	1	$11,771,288
Other accounts	987	$6,787,382,716	0	—
David J. Schulte
Registered investment companies	10	$8,411,275,744	0	—
Other pooled investment vehicles	12	$252,920,743	1	$11,771,288
Other accounts	987	$6,787,382,716	0	—

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. In addition, conflicts of interest may arise from the fact that a related person of the Adviser has an interest in a limited liability company client, similar to a general partner interest in a partnership, for which the Adviser also serves as manager. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund. Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. The Adviser has written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the clients’ various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it. When possible, the Adviser combines all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, the Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. The Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.

The Adviser also serves as investment adviser for four other publicly traded management investment companies, all of which invest in the energy sector.

The Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Registrant and relevant accounts under management in the context of any particular investment opportunity, the Registrant’s investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the Registrant’s fees and expenses will differ from those of the other managed accounts. Accordingly, stockholders should be aware that the Registrant’s future performance and the future performance of the other accounts of the Adviser may vary.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the Investment Company Act of 1940.

Under the Investment Company Act of 1940, the Registrant and its affiliated companies may be precluded from co-investing in negotiated private placements of securities. As such, the Registrant will not co-invest with its affiliates in negotiated private placement transactions. The Adviser will observe a policy for allocating negotiated private investment opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.

To the extent that the Adviser sources and structures private investments in master limited partnerships (“MLPs”), certain employees of the Adviser may become aware of actions planned by MLPs, such as acquisitions, which may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of an MLP about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded MLP securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage additional investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte have entered into services agreements with the Adviser that have a one-year initial term, as well as one-year automatic renewals under normal circumstances. Under these services agreements, they receive a base guaranteed payment for the services they provide. They are also eligible for an annual cash bonus based on, among other things, the services they provide, the Adviser’s pre-tax earnings and the satisfaction of certain other conditions, including compliance by the Adviser with certain contractual covenants and compliance by each of the closed-end funds managed by the Adviser (including Registrant) with applicable rules and regulations. The Adviser’s earnings are based in part on the value of assets held in the Registrant’s portfolio, as the Adviser’s fee to the Registrant is a percentage of the average monthly managed assets of the Registrant. Additional benefits received by Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are normal and customary employee benefits generally available to all salaried employees. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in Tortoise Holdings, LLC which wholly owns the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2014:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
H. Kevin Birzer	$100,001-$500,000
Zachary A. Hamel	$100,001-$500,000
Kenneth P. Malvey	$50,001-$100,000
Terry Matlack	$100,001-$500,000
David J. Schulte	$50,001-$100,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
6/1/14-6/30/14
Month #2	0	0	0	0
7/1/14-7/31/14
Month #3	0	0	0	0
8/1/14-8/31/14
Month #4	0	0	0	0
9/1/14-9/30/14
Month #5	0	0	0	0
10/1/14-10/31/14
Month #6	0	0	0	0
11/1/14-11/30/14
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise MLP Fund, Inc.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date     January 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date     January 21, 2015

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Financial Officer

Date     January 21, 2015